UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

The Board of Directors (the “Board”) of Apartment Investment and Management Company (the “Company”) has established June 28, 2024 as the date of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Because the date of the 2024 Annual Meeting differs by more than thirty days from the anniversary date of the previous annual meeting of stockholders (the “2023 Annual Meeting”), previously announced deadlines for any stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, are no longer applicable.

To be considered for inclusion in this year’s proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8, stockholders who intend to present proposals for action at the 2024 Annual Meeting must ensure that such proposals are received by the Company’s Secretary at 4582 South Ulster Street, Suite 1450, Denver, Colorado 80237 on or before the close of business on March 21, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. In addition to complying with this deadline, stockholder proposals must comply with all applicable U.S. Securities and Exchange Commission (“SEC”) rules, including Rule 14a-8, the requirements set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”), and applicable law.

In accordance with the Bylaws, because the date of the 2024 Annual Meeting has been advanced by more than thirty days from the anniversary date of the 2023 Annual Meeting, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2024 Annual Meeting, such stockholder must be a stockholder of record on the date of giving such notice and must continue to be a stockholder of record on the date established by the Board as the record date for the determination of stockholders entitled to vote at the 2024 Annual Meeting, and such notice by such stockholder must be received no later than the close of business on the later of the sixtieth day prior to the 2024 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2024 Annual Meeting must be received on or before April 29, 2024.

In addition to complying with the deadline, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting must comply with all applicable SEC rules, including Rule 14a-19 under the Exchange Act, the requirements set forth in the Bylaws, and applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	February 5, 2024	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield Executive Vice President and Chief Financial Officer